Restructuring And Related Activities	12 Months Ended
Mar. 31, 2015
Restructuring And Related Activities [Abstract]
Restructuring And Related Activities Disclosure Text Block

14. Plant Restructuring

During 2015, the Company recorded a restructuring charge of $1.4 million related to the closing of a plant in the Midwest and the realignment of two other plants, one in the Midwest and the other in the Northwest, of which $0.8 million was related to severance cost, $0.3 million was related to equipment costs (contra fixed assets), and $0.3 million was related to equipment relocation costs.

During 2013, the Company implemented a product rationalization program and recorded a restructuring charge of $3.5 million for related equipment costs (contra fixed assets), lease impairment costs (net of realizable value), and certain inventory costs. During 2014, the Company adjusted the costs of the product rationalization program, started in 2013, by $0.5 million, mostly related to equipment costs.

The following table summarizes the restructuring and related asset impairment charges recorded and the accruals established during 2013, 2014 and 2015:

		Long-Lived
		Asset	Other
	Severance	Charges	Costs	Total
	(In thousands)

Balance March 31, 2012	$37	$-	$-	$37
Third-quarter charge to expense	-	1,107	1,403	2,510
Fourth-quarter charge to expense	-	109	878	987
Cash payments/write offs	(17)	(42)	(1,974)	(2,033)
Balance March 31, 2013	20	1,174	307	1,501
First-quarter charge to expense	-	-	154	154
Second-quarter charge to expense	-	341	6	347
Cash payments/write offs	(10)	(1,515)	(467)	(1,992)
Balance March 31, 2014	10	-	-	10
Third-quarter charge to expense	533	316	40	889
Fourth-quarter charge to expense	309	(52)	230	487
Cash payments/write offs	(137)	-	-	(137)
Balance March 31, 2015	$715	$264	$270	$1,249